ITEM 77: ATTACHMENTS

SUB-ITEM 77O: Transactions effected pursuant to Rule 10f-3

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Citigroup Inc
Date of Purchase: 7/17/2017
Amount of Purchase: $1,440,000
Purchase price: $100.00
Purchased from: Citigroup Global Markets Inc.
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Cox Communications, Inc
Date of Purchase: 7/24/2017
Amount of Purchase: $159,779.20
Purchase price: $99.862
Purchased from: RBC Capital Markets, LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Cox Communications, Inc
Date of Purchase: 7/24/2017
Amount of Purchase: $417,992.40
Purchase price: $99.52
Purchased from: RBC Capital Markets, LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Cox Communications, Inc
Date of Purchase: 7/24/2017
Amount of Purchase: $89,447.40
Purchase price: $99.39
Purchased from: RBC Capital Markets, LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Crown Castle Intl Corp.
Date of Purchase: 7/21/2017
Amount of Purchase: $245,000
Purchase price: $1,000.00
Purchased from: Morgan Stanley & Co. LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: IHS Markit Ltd.
Date of Purchase: 7/10/2017
Amount of Purchase: $7,527.24
Purchase price: $105.50
Purchased from: Wells Fargo Securities, LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Iron Mountain Incorporated
Date of Purchase: 9/6/2017
Amount of Purchase: $4,000
Purchase price: $100.00
Purchased from: J.P. Morgan Securities LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: JPMorgan Chase & Co.
Date of Purchase: 7/17/2017
Amount of Purchase: $1,065,000
Purchase price: $100.00
Purchased from: J.P. Morgan Securities LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Morgan Stanley
Date of Purchase: 7/19/2017
Amount of Purchase: $860,000
Purchase price: $100.00
Purchased from: Morgan Stanley & Co. LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Steel Dynamics, Inc
Date of Purchase: 9/6/2017
Amount of Purchase: $8,000
Purchase price: $100.00
Purchased from: Merrill Lynch, Pierce, Fenner & Smith Incorporated Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: The Goldman Sachs
Date of Purchase: 7/19/2017
Amount of Purchase: $1,440,000
Purchase price: $100.00
Purchased from: Goldman Sachs & Co. LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: The Kroger Co.
Date of Purchase: 7/17/2017
Amount of Purchase: $274,947.75
Purchase price: $99.981
Purchased from: Mizuho Securities USA,LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: The Kroger Co.
Date of Purchase: 7/17/2017
Amount of Purchase: $579,657.80
Purchase price: $99.941
Purchased from: Mizuho Securities USA, LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: The Kroger Co.
Date of Purchase: 7/17/2017
Amount of Purchase: $277,972.80
Purchase price: $99.276
Purchased from: Mizuho Securities USA, LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: United Rentals (North America), Inc.
Date of Purchase: 9/8/2017
Amount of Purchase: $189,000
Purchase price: $100.00
Purchased from: Morgan Stanley & Co. LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: United Rentals (North America), Inc.
Date of Purchase: 9/8/2017
Amount of Purchase: $17,136.89
Purchase price: $100.25
Purchased from: Morgan Stanley & Co. LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: United States Steel Corporation
Date of Purchase: 8/1/2017
Amount of Purchase: $381,000
Purchase price: $100.00
Purchased from: Merrill Lynch, Pierce, Fenner & Smith Incorporated Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Wabash National Corp
Date of Purchase: 9/15/2017
Amount of Purchase: $6,000
Purchase price: $100.00
Purchased from: Morgan Stanley & Co. LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Scientific Games Corp
Date of Purchase: 10/2/2017
Amount of Purchase: $6,000
Purchase price: $100.00
Purchased from: J.P. Morgan Securities LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Hologic, Inc.
Date of Purchase: 10/4/2017
Amount of Purchase: $4,000
Purchase price: $100.00
Purchased from: Goldman Sachs & Co. LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Gulfport Energy Corporation
Date of Purchase: 10/5/2017
Amount of Purchase: $9,000
Purchase price: $100.00
Purchased from: J.P. Morgan Securities LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Parsley Energy LLC / Parsley Finance Corp
Date of Purchase: 10/5/2017
Amount of Purchase: $10,000
Purchase price: $100.00
Purchased from: Credit Suisse Securities (USA) LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: The Goldman Sachs Group, Inc
Date of Purchase: 10/18/2017
Amount of Purchase: $870,000
Purchase price: $100.00
Purchased from: Goldman Sachs & Co. LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Verizon Communications Inc.
Date of Purchase: 10/23/2017
Amount of Purchase: $249,202.50
Purchase price: $99.68
Purchased from: Deutsche Bank
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Verizon Communications Inc.
Date of Purchase: 10/23/2017
Amount of Purchase: $123,702.50
Purchase price: $98.96
Purchased from: Deutsche Bank
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Verizon Communications Inc.
Date of Purchase: 10/23/2017
Amount of Purchase: $149,148
Purchase price: $99.43
Purchased from: Deutsche Bank
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Verizon Communications Inc.
Date of Purchase: 10/23/2017
Amount of Purchase: $246,577.50
Purchase price: $98.63
Purchased from: Credit Suisse Securities (Europe) Limited
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: The Goldman Sachs Group, Inc
Date of Purchase: 10/24/2017
Amount of Purchase: $830,000
Purchase price: $100.00
Purchased from: Goldman Sachs & Co. LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: The Goldman Sachs Group, Inc
Date of Purchase: 10/24/2017
Amount of Purchase: $415,000
Purchase price: $100.00
Purchased from: Goldman Sachs & Co. LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: QEP Resources, Inc.
Date of Purchase: 11/6/2017
Amount of Purchase: $5,000
Purchase price: $100.00
Purchased from: Wells Fargo Securities, LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Kratos Defense & Security Solutions, Inc.
Date of Purchase: 11/8/2017
Amount of Purchase: $7,000
Purchase price: $100.00
Purchased from: Goldman Sachs & Co. LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Lennar Corporation
Date of Purchase: 11/14/2017
Amount of Purchase: $110,000
Purchase price: $100.00
Purchased from: Citigroup Global Markets Inc.
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Lennar Corporation
Date of Purchase: 11/14/2017
Amount of Purchase: $60,000
Purchase price: $100.00
Purchased from: Citigroup Global Markets Inc.
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Endeavor Energy Resources, L.P.
Date of Purchase: 11/28/2017
Amount of Purchase: $5,000
Purchase price: $100.00
Purchased from: Goldman Sachs & Co. LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Endeavor Energy Resources, L.P.
Date of Purchase: 11/28/2017
Amount of Purchase: $9,000
Purchase price: $100.00
Purchased from: Goldman Sachs & Co. LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Cleveland-Cliffs Inc.
Date of Purchase: 12/5/2017
Amount of Purchase: $7,947.76
Purchase price: $99.35
Purchased from: Merrill Lynch, Pierce, Fenner & Smith Incorporated Affiliated Underwriter: PNC Capital Markets LLC


For all transactions listed, the determination described in paragraph
(b)(10)(iii) of Rule 10f-3 was made based on the following information: the securities to be purchased were part of an issue registered under the Securities Act of 1933 that is being offered to the public, eligible municipal securities, securities sold in an eligible foreign offering, or securities sold in an eligible Rule 144A offering; the securities were purchased prior to the end of the first day on which any sales are made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer), and if the securities were offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated; if the securities purchased were part of an issue registered under the Securities Act of 1933 that was offered to the public or was purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities was in continuous operation for not less than three years, including the operations of any predecessors; the securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchased any of the securities; the commission, spread or profit received by the principal underwriters was reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time; and the amount of securities of any class of such issue to be purchased by the investment company, or by two or more investment companies having the same investment adviser, did not exceed: if purchased in an offering other than an eligible Rule 144A offering, 25 percent of the principal amount of the offering of such class, or if purchased in an eligible Rule 144A offering, 25 percent of the total of: the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, plus the principal amount of the offering of such class in any concurrent public offering.